Prospectus supplement	March 15, 2011

Putnam Money Market Fund
Putnam Tax Exempt Money Market Fund
Prospectus dated January 30, 2011

The sub-section Liquidity in the What are each fund’s main investment strategies and related risks? section is deleted in its entirety and replaced with the following disclosure:

• Liquidity. The funds maintain certain minimum liquidity standards, including that:

– (Money Market Fund only) the fund may not purchase a security other than a security offering daily liquidity (as specified by applicable rules governing money market funds) if, immediately after purchase, the fund would have invested less than 10% of its total assets in securities offering daily liquidity,

– (both funds) the funds may not purchase a security other than a security offering weekly liquidity (as specified by applicable rules governing money market funds) if, immediately after purchase, each fund would have invested less than 30% of its total assets in securities offering weekly liquidity and

– (both funds) the funds may not purchase an illiquid security if, immediately after purchase, each fund would have invested more than 5% of its total assets in illiquid securities.

267034 3/11